SEGMENTED REPORTING	12 Months Ended
Dec. 31, 2018
Disclosure of Segmented Reporting [Abstract]
Disclosure of entity's operating segments [text block]
19.	SEGMENTED REPORTING

The reportable operating segments are those operations for which operating results are reviewed by the Chief Executive Officer who is the chief operating decision maker regarding decisions about resources to be allocated to the segment and to assess performance provided those operations pass certain quantitative thresholds. Operations with revenues, earnings or losses or assets that exceed 10% of total consolidated revenue, earnings or losses or assets are reportable segments.

As a result of the asset acquisition of Kennady Diamonds Inc. (formerly KDI.V on the TSX Venture exchange), which included all mineral rights of the KNP, the Company now owns multiple diamond projects in the North West Territories, Canada. The GK Mine is a diamond mine in operations, while the KNP resource continues to be developed through exploration and evaluation programs.

As at and for the year ended December 31, 2018

	GK Mine	KNP*	Total

Sales	$310,969	$-	$310,969
Cost of sales:
Production costs	117,908	-	117,908
Cost of acquired diamonds	32,611	-	32,611
Depreciation and depletion	79,419	-	79,419

Earnings from mine operations	81,031	-	81,031
Exploration and evaluation expenses	3,511	4,693	8,204
Selling, general and administrative expenses	14,391	48	14,439

Operating income (loss)	63,129	(4,741)	58,388
Net finance (expenses) income	(40,567)	3	(40,564)
Derivative losses	(247)	-	(247)
Foreign exchange losses	(32,473)	(1)	(32,474)
Other income	81	-	81

Net loss before taxes	$(10,077)	$(4,739)	$(14,816)

Total assets	$810,901	$168,976	$979,877
Total liabilities	$515,246	$516	$515,762

*From the date of acquisition April 13, 2018 (Note 6)